UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2016

MYR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Golf Road, Suite 3-1012 Rolling Meadows, IL	60008
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (847) 290-1891

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 26, 2016, MYR Group Inc. (“MYR”) posted presentation materials on the investor relations section of MYR’s website at http://investor.myrgroup.com/events.cfm. Members of MYR’s management may use all or portions of these materials from time to time during the quarter ending June 30, 2016 in meetings with or when making presentations to the investment community, current or potential stakeholders and others. The presentation materials are furnished herewith as Exhibit 99.1.

The information contained in the presentation materials is summary information that should be considered in the context of MYR’s filings with the Securities and Exchange Commission and other public announcements that MYR may make by press release or otherwise from time to time.

This information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is being furnished with this Current Report on Form 8-K.

99.1	MYR Group Inc. Investor Presentation 2016 First Quarter dated May 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: May 26, 2016	By:	/s/ BETTY R. JOHNSON
		Name:	Betty R. Johnson
		Title:	Senior Vice President, Chief Financial
Officer and Treasurer

exhibit index

Exhibit No.	Description
99.1	MYR Group Inc. Investor Presentation 2016 First Quarter dated May 2016.